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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated January 28, 1997, included in the annual report on Form 10-K for Northern Indiana Public Service Company for the year ended December 31, 1996 and to all references made to our Firm included in this Registration Statement.


/s/ ARTHUR ANDERSEN LLP

Chicago, Illinois
May 9, 1997